UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023 (June 20, 2023)

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
5.250% Senior Notes due 2026	GM/26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 23, 2023, General Motors Financial Company, Inc. (the “Company”) closed the public offering of $1,350,000,000 aggregate principal amount of its 5.800% senior notes due 2028 (the “2028 Notes”) and $500,000,000 aggregate principal amount of its 6.400% senior notes due 2033 (the “2033 Notes” and, together with the 2028 Notes, the “Notes”) pursuant to an underwriting agreement, dated June 20, 2023 (the “Underwriting Agreement”), by and among the Company and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Morgan Stanley & Co. LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC, as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Notes were sold pursuant to a shelf registration statement on Form S-3 (File No. 333-268704) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2022 and became automatically effective. A prospectus supplement, dated June 20, 2023, relating to the Notes and supplementing the prospectus dated December 7, 2022, was filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The Company estimates that the net proceeds of the offering of the Notes were approximately $1.85 billion, after deducting the Underwriters’ discounts, the estimated expenses of the offering and accrued interest paid by the purchasers of the 2033 Notes. The net proceeds from the offering of the Notes will be added to the Company’s general funds and will be available for general corporate purposes.

The 2028 Notes were issued as a series of debt securities pursuant to an indenture, dated October 13, 2015 (as amended or supplemented to the date hereof, the “Base Indenture”), between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the fifty-first supplemental indenture thereto, dated June 23, 2023 (the “2028 Supplemental Indenture” and, together with the Base Indenture, the “2028 Indenture”), between the Company and the Trustee.

The 2033 Notes constituted a further issuance of the Company’s 6.400% Senior Notes due 2033, of which $500,000,000 aggregate principal amount was issued on January 9, 2023 (the “Existing 2033 Notes”). The 2033 Notes form a single series with, and have the same terms, other than the initial offering price and the issue date, as the Existing 2033 Notes. The 2033 Notes have the same CUSIP number and will trade interchangeably with the Existing 2033 Notes. The offering price of the 2033 Notes included accrued interest from, and including, January 9, 2023 to, but excluding, the issue date of the 2033 Notes, which was paid by the purchasers of the 2033 Notes. Immediately after giving effect to the issuance of the 2033 Notes, the Company has $1,000,000,000 aggregate principal amount of 6.400% Senior Notes due 2033 outstanding. The 2033 Notes were issued pursuant to the Base Indenture, as supplemented by the forty-ninth supplemental indenture thereto, dated January 9, 2023 (the “2033 Supplemental Indenture” and, together with the Base Indenture, the “2033 Indenture” and each of the 2028 Indenture and the 2033 Indenture, an “Indenture”), between the Company and the Trustee.

The Notes are the Company’s unsecured senior obligations. The Notes will rank senior in right of payment to all of the Company’s existing and future indebtedness and other obligations that are expressly subordinated in right of payment to the Notes; pari passu in right of payment with all of the Company’s existing and future indebtedness that is not so subordinated, including, without limitation, the Company’s other senior notes; effectively junior to any of the Company’s secured indebtedness and other secured obligations to the extent of the assets securing such indebtedness or other secured obligations; and effectively junior to any liabilities of the Company’s subsidiaries.

The 2028 Notes will bear interest at a rate of 5.800% per annum, payable semi-annually in arrears on June 23 and December 23 of each year, commencing on December 23, 2023. Unless earlier redeemed, the 2028 Notes will mature on June 23, 2028.

Interest will accrue on the 2028 Notes from June 23, 2023.

The 2033 Notes will bear interest at a rate of 6.400% per annum, payable semi-annually in arrears on January 9 and July 9 of each year, commencing on July 9, 2023. Unless earlier redeemed, the 2033 Notes will mature on January 9, 2033.

Interest will accrue on the 2033 Notes from January 9, 2023.

Prior to May 23, 2028 (the date that is one month prior to the stated maturity date for the 2028 Notes), in the case of the 2028 Notes, or October 9, 2032 (the date that is three months prior to the stated maturity date for the 2033 Notes) (each such date, a “Par Call Date”), in the case of the 2033 Notes, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes being redeemed; and (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the date of redemption (assuming the applicable series of Notes matured on the Par Call Date for such series) on a semi-annual basis at the applicable U.S. treasury rate plus 30 basis points, in the case of the 2028 Notes, or 45 basis points, in the case of the 2033 Notes, less (b) interest accrued to the date of redemption, plus, in either case, accrued and unpaid interest thereon to the date of redemption.

On or after the applicable Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Each Indenture contains covenants, among others, that limit the Company’s ability to sell all or substantially all of its or its subsidiaries’ assets or merge or consolidate with or into other companies, and that prohibit the Company and certain of its subsidiaries from granting liens to other creditors, unless the Notes are secured on an equal and ratable basis with the obligations so secured.

Each Indenture provides for customary events of default, including nonpayment, failure to comply with covenants or other agreements in such Indenture and certain events of bankruptcy or insolvency. If an event of default occurs and continues with respect to a series of Notes, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes of such series may declare the entire principal amount of all the Notes of such series to be due and payable immediately (except that if such event of default is caused by certain events of bankruptcy or insolvency, the entire principal of the Notes will become due and payable immediately without further action or notice).

The foregoing descriptions are brief summaries of the Underwriting Agreement, each Indenture and the Notes, and do not purport to be complete statements of the parties’ rights and obligations thereunder. The foregoing descriptions are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the 2028 Supplemental Indenture, the 2033 Supplemental Indenture and the forms of the Notes, copies of which are attached as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The legal opinion of Latham & Watkins LLP related to the offering of the Notes pursuant to the Registration Statement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 20, 2023, by and among General Motors Financial Company, Inc. and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Morgan Stanley & Co. LLC, Scotia Capital (USA) Inc. and TD Securities (USA) LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $1,350,000,000 aggregate principal amount of General Motors Financial Company, Inc.’s 5.800% Senior Notes due 2028 and $500,000,000 aggregate principal amount of General Motors Financial Company, Inc.’s 6.400% Senior Notes due 2033.

4.1	Base Indenture, dated October 13, 2015, between General Motors Financial Company, Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated October 13, 2015, and incorporated by reference herein.

4.2	Fifty-First Supplemental Indenture, dated June 23, 2023, between General Motors Financial Company, Inc. and Computershare Trust Company, N.A., as trustee, with respect to General Motors Financial Company, Inc.’s 5.800% Senior Notes due 2028.

4.3	Forty-Ninth Supplemental Indenture, dated January 9, 2023, between General Motors Financial Company, Inc. and Computershare Trust Company, N.A., as trustee, with respect to General Motors Financial Company, Inc.’s 6.000% Senior Notes due 2028 and 6.400% Senior Notes due 2033, filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, dated January 9, 2023, and incorporated by reference herein.

4.4	Form of Global Note for General Motors Financial Company, Inc.’s 5.800% Senior Notes due 2028 (included in Exhibit 4.2).

4.5	Form of Global Note for General Motors Financial Company, Inc.’s 6.400% Senior Notes due 2033 (included in Exhibit 4.3).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File-formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: June 23, 2023	By:	/s/ Susan B. Sheffield
Susan B. Sheffield
Executive Vice President and Chief Financial Officer